EXHIBIT 10.1

EXECUTION VERSION

SUPPLEMENT TO SCHEDULE 1.1 OF THE TRANSFER AND ADMINISTRATION AGREEMENT
(Valvoline LLC / LEX Capital LLC)

December 19, 2016

Reference is made to that certain Transfer and Administration Agreement, dated as of November 29, 2016 (as amended, the “TAA”), among the signatories hereto and certain other parties. Capitalized terms used but not defined herein have the respective meanings assigned thereto in, or by reference in, the TAA.

As contemplated by clause (b) of the TAA’s definition of “Eligible Receivable,” the signatories hereto agree that Schedule 1.1 of the TAA (“Eligible Receivables Payment Terms for Certain Obligors”) is hereby supplemented as of January 1, 2017 by adding the following Obligor and related payment terms thereto:

Obligor	Payment Terms
Advance Auto Parts, Inc.	Within 100 days of the original billing date

All provisions of the TAA, as expressly amended and modified hereby this amendment, shall remain in full force and effect. This amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the TAA other than as expressly set forth herein.

This amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

This amendment constitutes a Transaction Document, and Section 11.4 of the TAA shall apply to this amendment with the same force and effect as if such Section were set forth herein in its entirety.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this amendment as of the date first written above.

PNC BANK, NATIONAL ASSOCIATION,
as the agent and as a Managing Agent

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

Signature Page Supplement to Schedule 1.1
(Valvoline LLC/LEX Capital)

THE BANK OF TOKYO-MITSUBISHI,
UFJ, LTD., NEW YORK BRANCH,
as a Managing Agent

By:	/s/ Eric WIlliams
Name:	Eric Williams
Title:	Managing Director

Signature Page Supplement to Schedule 1.1
(Valvoline LLC/LEX Capital)

VALVOLINE LLC,
as a Master Servicer

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President

Signature Page Supplement to Schedule 1.1
(Valvoline LLC/LEX Capital)

LEX CAPITAL LLC,
as the SPV

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	President

Signature Page Supplement to Schedule 1.1
(Valvoline LLC/LEX Capital)